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                                                                    Exhibit 10.4

                                                                  EXECUTION COPY


                                LOCK-UP AGREEMENT

         LOCK-UP AGREEMENT dated as of December 18, 2001 by and among Price Communications Corporation, a New York corporation ("PRICE PARENT"), Price Communications Cellular Inc., a Delaware corporation ("PRICE CELLULAR"), Price Communications Cellular Holdings, Inc., a Delaware corporation ("PRICE SHAREHOLDER"), Price Communications Wireless, a Delaware corporation (the "COMPANY" and, together with Price Parent, Price Cellular and Price Shareholder, the "PRICE CORPORATIONS"), and Verizon Wireless Inc., a Delaware corporation ("VWI").

         WHEREAS, the Price Corporations, Cellco Partnership, a Delaware partnership ("CELLCO"), and Verizon Wireless of the East LP, a newly formed Delaware limited partnership ("NEW LP"), are parties to a Transaction Agreement dated as of December 18, 2001 (the "TRANSACTION AGREEMENT");

         WHEREAS, the Price Corporations, VWI, Verizon Communications Inc., a Delaware corporation, and New LP are parties to an Exchange Agreement dated as of December 18, 2001 (the "EXCHANGE AGREEMENT"); and

         WHEREAS, the parties hereto desire to provide for certain restrictions on the sale of shares of VWI issued pursuant to the Exchange Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, in the Transaction Agreement and in the Exchange Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Exchange Agreement. In addition, the following terms, as used herein, have the following meanings:

         "COMPLYING DISTRIBUTION" means a distribution of all or a portion of the Shares (other than any Pledged Shares) to the shareholders of Price Parent at any time after five business days prior to the first anniversary of the Exchange Closing Date.


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         "EXEMPT SHARES" means a number of Shares equal to (i) $30,000,000
DIVIDED BY (ii) the VWI IPO Price (subject to appropriate adjustment for stock splits, stock dividends, subdivisions, combinations, reclassifications or similar events occurring after the date of the VWI IPO); PROVIDED that the Exempt Shares shall not include any Pledged Shares.

         "HOLDER" means the Company or any Pledgee or other transferee pursuant to a Transfer of Shares under Section 3(a)(ii), (iii) or (iv).

         "LOCK-UP RELEASE DATE" means the date which is 270 days after the later of (i) the VWI IPO and (ii) the first anniversary of the Closing Date (as defined in the Transaction Agreement); PROVIDED that, notwithstanding the foregoing, such date shall not occur prior to 180 days after the Exchange Closing Date.

         "MAXIMUM AMOUNT" means, with respect to a Holder and any particular day, (i) at any time prior to the occurrence of any transaction referred to in
Section 3(a)(iii), a number of Shares equal to 25% of the average daily trading volume of shares of VWI Stock for the 10 consecutive trading days immediately preceding such day, and (ii) at any time after the occurrence of any transaction referred to in Section 3(a)(iii), a number of Shares equal to (A) a number of Shares equal to 25% of the average daily trading volume of shares of VWI Stock for the 10 consecutive trading days immediately preceding such day MULTIPLIED BY
(B) the quotient obtained by dividing (x) the number of Shares initially transferred to such Holder pursuant to this Agreement by (y) the total number of Shares.

         "OFFERING" means an underwritten offering, or a non-underwritten offering approved by VWI, of Shares (other than any Pledged Shares) by a Holder; PROVIDED that (i) any such offering shall be effected at a time which is reasonably acceptable to VWI, (ii) any underwriters and any investment bankers or managers to be used in connection with such offering shall be reasonably acceptable to VWI, and (iii) VWI shall provide indemnification to any underwriters in connection with such offering with respect to any prospectus of VWI used by such underwriters (such indemnification to be consistent with any such indemnification provided by VWI to underwriters in connection with the VWI
IPO).

         "PERMITTED TRANSFER" means a Transfer to any Price Corporation of all of the Shares held by any other Price Corporation pursuant to the liquidation of such other Price Corporation or a merger with such other Price Corporation.



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         "PLEDGED SHARES" means, at any time, any Shares which are subject to security interests under the Pledge Agreement (as defined in the Transaction Agreement) at such time.

         "SHARES" means the shares of VWI Stock issued pursuant to the Exchange Agreement (including, without limitation, any such shares issued pursuant to Section 2.05 of the Exchange Agreement).

         "THIRD PARTY SALE" means a private negotiated sale by any Price Corporation of all of the Shares held by the Price Corporations (other than any Pledged Shares) to a purchaser that agrees in writing (in a form reasonably acceptable to VWI) to be subject to the restrictions contained in Section 2 of this Agreement with respect to such Shares.

         SECTION 2. LOCK-UP AGREEMENT. (a) Except as set forth in Section 3, until the Lock-Up Release Date, a Holder shall not, without the prior written consent of VWI, (1) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Shares, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (2) enter into any swap or any other agreement or any transaction that has substantially the same effect as a transaction described in (1), or that transfers, in whole or in part, directly or indirectly, a substantial portion of the economic consequence of ownership of the Shares ((1) and (2) collectively, a "TRANSFER"), whether any such Transfer is to be settled by delivery of Shares or other securities, in cash or otherwise.

         (b) Except in connection with an Offering, a Complying Distribution or a Third Party Sale, on and after the Lock-Up Release Date until the fifth anniversary of the Exchange Closing Date, a Holder may not Transfer more than the Maximum Amount of Shares on any particular day; PROVIDED that no more than two Offerings may be conducted during such period, and any such Offerings shall be conducted at least 180 days apart from each other; PROVIDED FURTHER that, except in connection with a Complying Distribution, a Holder shall not distribute any Shares to the shareholders of Price Parent during such period.

         SECTION 3. PERMITTED TRANSACTIONS. (a) Notwithstanding Section 2, a Holder may enter into any of the following transactions with respect to the Shares at any time after the Exchange Closing Date:

                  (i) Transfer the Exempt Shares (provided that the Holder may not Transfer more than the Maximum Amount of Shares on any particular day);



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                  (ii) a Permitted Transfer;

                  (iii) a pledge of Shares (other than any Pledged Shares) to any bank or other financial institution of recognized standing (a "PLEDGEE") in connection with any bona fide financing transaction and, upon default under any such financing transaction, such Shares may be transferred to a Pledgee or another third party as a result of a foreclosure sale under the Uniform Commercial Code or the exercise of other remedies in connection with such pledge; PROVIDED, in each case, that such Pledgee or other third party (a "PLEDGE TRANSFEREE") agrees in writing (in a form reasonably acceptable to VWI) to be subject to the restrictions contained in Section 2 of this Agreement with respect to such Shares; and

                  (iv) a Third Party Sale.

         (b) Notwithstanding any provision of this Agreement, nothing in this Agreement shall impair the ability of any Price Corporation to enter into any transaction involving any shares of VWI Stock to the extent that such shares of VWI Stock were acquired by any Price Corporation in open-market transactions and were not received by any Price Corporation pursuant to the Exchange Agreement or the transactions contemplated thereby.

         SECTION 4. MISCELLANEOUS.

         (a) GOVERNING LAW/JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (b) ENTIRE AGREEMENT/AMENDMENTS. This Agreement, the Transaction Agreement and the other Ancillary Agreements (as defined in the Transaction Agreement) constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         (c) BINDING EFFECT; AMENDMENTS AND WAIVERS; THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns. Any provision of this Agreement may be amended or waived, but only if such amendment or waiver is in writing and is signed by all parties.



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          (d) COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          (e) This Agreement shall terminate on the earlier of (i) termination of the Transaction Agreement in accordance with its terms or (ii) the Exchange Closing Date in respect of the VCI Exchange.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            PRICE COMMUNICATIONS
                                            CORPORATION


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:


                                            PRICE COMMUNICATIONS
                                            CELLULAR, INC.


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:


                                            PRICE COMMUNICATIONS
                                            CELLULAR HOLDINGS, INC.


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:


                                            PRICE COMMUNICATIONS WIRELESS


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:


                                            VERIZON WIRELESS INC.


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title: